Exhibit 99.1
AMENDED AND RESTATED BYLAWS
~~of~~
OF
PLEXUS CORP.
(a Wisconsin corporation)
~~as~~
~~Amended and Restated~~
~~by the Board of Directors~~
~~on~~
~~November 15, 2007~~
Adopted 2/13/08

ARTICLE I~~ARTICLE I.~~

. OFFICES~~; RECORDS~~
          1.01. ~~1.01~~  Principal and Business Offices. The corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the corporation may require from time to time.
          1.02. ~~1.02~~  Registered Office ~~and Registered Agent~~. The registered office of the corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical with the principal office in the State of Wisconsin~~. The~~, and the address of the registered office may be changed from time to time by ~~any officer or by the registered agent. The~~the Board of Directors. The business office of the registered agent of the corporation shall be identical to such registered office.
          ~~1.03 Corporate Records. The following documents and records shall be kept at the corporation’s principal office or at such other reasonable location as may be specified by the corporation:~~
     ~~(a) Minutes of shareholders’ and Board of Directors’ meetings and any written notices thereof.~~
     ~~(b) Records of actions taken by the shareholders or directors without a meeting.~~
     ~~(c) Records of actions taken by committees of the Board of Directors.~~
     ~~(d) Accounting records.~~
     ~~(e) Records of its shareholders.~~
     ~~(f) Current Bylaws.~~
     ~~(g) Written waivers of notice by shareholders or directors (if any).~~
     ~~(h) Written consents by shareholders or directors for actions without a meeting (if any).~~
     ~~(i) Voting trust agreements (if any).~~
     ~~(j) Stock transfer agreements to which the corporation is a party or of which it has notice (if any).~~
ARTICLE II~~ARTICLE II.~~ . SHAREHOLDERS
          2.01. ~~2.01~~ Annual Meeting. The annual meeting of the shareholders of the corporation (the “Annual Meeting”) shall be held on the third Wednesday in the month of February~~,~~ of each year at such time or on such other date and ~~at such~~ time as may be fixed by or under the authority of the Board of Directors, for the purpose of electing directors and for the transaction of such other business as may properly come before the ~~meeting~~Annual Meeting in accordance with Section 2.13 of these bylaws. If the day fixed for the ~~annual meeting is~~Annual Meeting shall be a legal holiday in the State of Wisconsin, then such meeting shall be held on the next succeeding ~~business day~~Business Day (as defined herein). If the election of directors ~~is~~shall not be held on the day designated herein, or fixed as herein provided, for any ~~annual meeting of the shareholders~~Annual Meeting, or at any adjournment or postponement thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as ~~may be convenient~~conveniently may be. In fixing a meeting date for any Annual Meeting, the Board of Directors may consider such factors as it deems relevant within the good faith exercise of its business judgment.
          ~~2.02 Special Meetings. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman, the Chief Executive Officer, the President or the Board of Directors. If and as required by the Wisconsin Business Corporation Law, a special meeting shall be called upon written demand describing one or more purposes for which it is to be held by holders of shares with at least 10% of the votes entitled to be cast on any issue proposed to be considered at the meeting. The purpose or purposes of any special meeting shall be described in the notice required by Section 2.04 of these Bylaws.~~
          2.02. Special Meetings.
     (a) Who May Call a Special Meeting. A special meeting of the shareholders (“Special Meeting”) may be called only by (i) the Chairman, (ii) the Chief Executive Officer or (iii) the Board of Directors and shall be called by the Chairman or the Chief Executive Officer upon the demand, in accordance with this Section 2.02, of the holders of record of shares representing at least 10% of all the votes entitled to be cast on any issues proposed to be considered at the Special Meeting.
     (b) Demand Record Date. In order that the corporation may determine the shareholders entitled to demand a Special Meeting, the Board of Directors may fix a record date to determine the shareholders entitled to make such a demand (the “Demand Record Date”). The Demand Record Date shall not precede the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors and shall not be more than 10 days after the date upon which the resolution fixing the Demand Record Date is adopted by the Board of Directors. Any shareholder of record seeking to have shareholders demand a Special Meeting shall, by sending written notice to the Secretary at the principal offices of the corporation by hand or by certified or registered mail, return receipt requested, request the Board of Directors to fix a Demand Record Date. The Board of Directors shall promptly, but in all events within 10 days after the date on which a valid request to fix a Demand Record Date is received by the Secretary, adopt a resolution fixing the Demand Record Date and shall make a public announcement of such Demand Record Date. If no Demand

Record Date has been fixed by the Board of Directors within 10 days after the date on which such request is received by the Secretary, the Demand Record Date shall be the 10th day after the first day on which a valid written request to set a Demand Record Date is received by the Secretary. To be valid, such written request shall set forth the purpose or purposes for which the Special Meeting is to be held, shall be signed by one or more shareholders of record and by the beneficial owner or owners, if any, on whose behalf the request is made, shall bear the date of signature of each such shareholder and any such beneficial owner and shall set forth all information about each such shareholder and about any such beneficial owner that would be required to be set forth in a shareholder’s notice described in paragraph (a)(ii) of Section 2.13 of these bylaws.
     (c) Shareholder Demand for a Special Meeting. In order for a shareholder or shareholders to demand a Special Meeting, a written demand or demands for a Special Meeting by the holders of record as of the Demand Record Date of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting must be delivered to the Secretary at the principal offices of the corporation. To be valid, each written demand by a shareholder for a Special Meeting shall set forth the specific purpose or purposes for which the Special Meeting is to be held (which purpose or purposes shall be limited to the purpose or purposes set forth in the written request to set a Demand Record Date received by the corporation pursuant to paragraph (b) of this Section 2.02), shall be signed by one or more persons who as of the Demand Record Date are shareholders of record and by the beneficial owners, if any, on whose behalf the demand is made, shall bear the date of signature of each such shareholder and any such beneficial owner, and shall set forth the name and address of each such shareholder, as they appear in the corporation’s books, and any beneficial owner signing such demand and the class and number of shares of the corporation which are owned of record and/or beneficially by each such shareholder and any beneficial owner, shall be sent to the Secretary by hand or by certified or registered mail, return receipt requested, and shall be received by the Secretary within 70 days after the Demand Record Date.
     (d) Costs of a Special Meeting. The corporation shall not be required to call a Special Meeting upon shareholder demand unless, in addition to the documents required by paragraph (c) of this Section 2.02, the Secretary receives a written agreement signed by each Soliciting Shareholder (as defined herein), pursuant to which each Soliciting Shareholder, jointly and severally, agrees to pay the corporation’s costs of holding the Special Meeting, including the costs of preparing and mailing proxy materials for the corporation’s own solicitation, provided that if each of the resolutions introduced by any Soliciting Shareholder at such meeting is adopted, and each of the individuals nominated by or on behalf of any Soliciting Shareholder for election as director at such meeting is elected, then the Soliciting Shareholders shall not be required to pay such costs. For purposes of these bylaws, the following terms shall have the meanings set forth below:
     (i) “Affiliate” of any Person (as defined herein) shall mean any Person controlling, controlled by or under common control with such first Person.
     (ii) “Business Day” shall mean any day other than a Saturday, a Sunday or any day on which banking institutions in the State of Wisconsin are authorized or obligated to close.
     (iii) “Participant” shall have the meaning assigned to such term in paragraphs (a)(iii), (iv), (v) and (vi) of Instruction 3 to Item 4 of Schedule 14A as promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     (iv) “Person” shall mean any individual, firm, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.
     (v) “Proxy” shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act (and, in such Rule 14a-1, a consent or authorization shall be interpreted to include a signature or signature on a demand for purposes of construing all of the definitions in this Section 2.02(d)).
     (vi) “Solicitation” shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.
     (vii) “Soliciting Shareholder” shall mean, with respect to any Special Meeting demanded by a shareholder or shareholders, any of the following Persons:
     (A) if the number of shareholders signing the demand or demands for a meeting delivered to the corporation pursuant to paragraph (c) of this Section 2.02 is 10 or fewer, each shareholder signing any such demand; or
     (B) if the number of shareholders signing the demand or demands for a meeting delivered to the corporation pursuant to paragraph (c) of this Section 2.02 is more than 10, each Person who either (I) was a Participant in any Solicitation of such demand or demands or (II) at the time of the delivery to the Secretary at the principal offices of the corporation of the documents described in paragraph (c) of this Section 2.02, had engaged or intends to engage in any Solicitation of Proxies for use at such Special

Meeting (other than a Solicitation of Proxies on behalf of the corporation).
A “Soliciting Shareholder” shall also mean each Affiliate of a Soliciting Shareholder described in clause (A) or (B) above who is a member of such Soliciting Shareholder’s “group” for purposes of Rule 13d-5(b) under the Exchange Act, and any other Affiliate of such a Soliciting Shareholder, if a majority of the directors then in office determines, reasonably and in good faith, that such Affiliate should be required to sign the written notice described in Section 2.02(c) and/or the written agreement described in this Section 2.02(d) to prevent the purposes of this Section 2.02 from being evaded.
     (e) Time of Special Meeting. Except as provided in the following sentence, any Special Meeting shall be held at such hour and day as may be designated by whichever of the Chairman, the Chief Executive Officer or the Board of Directors shall have called such meeting. In the case of any Special Meeting called by the Chairman or the Chief Executive Officer upon the demand of shareholders (a “Demand Special Meeting”), such meeting shall be held at such hour and day as may be designated by the Board of Directors; provided, however, that the date of any Demand Special Meeting shall be not more than 70 days after the Meeting Record Date (as defined in Section 2.05 of these bylaws); and provided further that in the event that the directors then in office fail to designate an hour and date for a Demand Special Meeting within 10 days after the date that valid written demands for such meeting by the holders of record as of the Demand Record Date of shares representing at least 10% of all the votes entitled to be cast on any issue proposed to be considered at the Special Meeting are delivered to the corporation (the “Delivery Date”), then such meeting shall be held at 10:00 A.M. (Central time) on the 100th day after the Delivery Date or, if such 100th day is not a Business Day, on the first preceding Business Day. In fixing a meeting date for any Special Meeting, the Chairman, the Chief Executive Officer or the Board of Directors may consider such factors as he, she or it deems relevant within the good faith exercise of his or her or its business judgment, including, without limitation, the nature of the action proposed to be taken, the facts and circumstances surrounding any demand for such meeting, and any plan of the Board of Directors to call an Annual Meeting or a Special Meeting for the conduct of related business.
     (f) Review of Demand for a Special Meeting. The corporation may engage nationally or regionally recognized independent inspectors of elections to act as an agent of the corporation for the purpose of promptly performing a ministerial review of the validity of any purported written demand or demands for a Special Meeting received by the Secretary. For the purpose of permitting the inspectors to perform such review, no purported demand shall be deemed to have been delivered to the corporation until the earlier of (i) five Business Days following receipt by the Secretary of such purported demand and (ii) such date as the independent inspectors certify to the corporation that the valid demands received by the Secretary represent at least 10% of all the votes entitled to be cast on each issue proposed to be considered at the Special Meeting. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board of Directors or any shareholder shall not be entitled to contest the validity of any demand, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto).
          2.03. ~~2.03~~ Place of Meeting. The Board of Directors, the Chairman or the Chief Executive Officer may designate any place, either within or without the State of Wisconsin, as the place of meeting for any ~~annual meeting or any special meeting~~Annual Meeting or for any Special Meeting, or for any postponement thereof. If no designation is made, the place of meeting shall be the principal business office of the corporation ~~but any~~in the State of Wisconsin. Any meeting may be adjourned to reconvene at any place designated by vote of ~~a majority of the shares represented thereat.~~the Board of Directors or by the Chairman or the Chief Executive Officer.
          ~~2.04 Notices to Shareholders.~~
     ~~(a) Required Notice. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes~~
          2.04. Notice of Meeting. Written notice stating the place, day and hour of any Annual Meeting or Special Meeting shall be delivered not less than 10 (unless a longer period is required by the Wisconsin Business Corporation Law) nor more than 70 days before the date of such meeting by mail, by or at the direction of the Secretary, to each shareholder of record entitled to vote at such meeting and to other shareholders as may be required by the Wisconsin Business Corporation Law. In the event of any Demand Special Meeting, such notice of meeting shall be sent prior to the later of (x) the two days after the Meeting Record Date for such Demand Special Meeting or (y) 30 days after the Delivery Date. For purposes of this Section 2.04, notice by “electronic transmission” (as defined in the Wisconsin Business Corporation Law) is written notice. Written notice pursuant to this Section 2.04 shall be deemed to be effective (a) when mailed, if mailed postpaid and addressed to each shareholder at his or her address as it appears on the stock record books of the corporation, or (b) when electronically transmitted to the shareholder in a manner authorized by the shareholder. Unless otherwise required by the Wisconsin Business Corporation Law, a notice of an Annual Meeting need not include a description of the purpose for which the meeting is called~~, shall be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting (unless a different time is provided by law or the Articles of Incorporation), by or at the direction of the Chairman, if there is one, the President or the Secretary, to each shareholder entitled to vote at such meeting or, for the fundamental transactions described in subsections (e)(1) to (4) below (for which the Wisconsin Business Corporation Law requires that notice be given to shareholders not entitled to vote), to all shareholders. If mailed, such notice is effective when deposited in the United States mail, and shall be addressed to the shareholder’s address shown in the current record of~~

~~shareholders of the corporation, with postage thereon prepaid. At least twenty (20) days’ notice shall be provided if the purpose, or one of the purposes, of the meeting is to consider a plan of merger or share exchange for which shareholder approval is required by law, or the sale, lease, exchange or other disposition of all or substantially all of the corporation’s property, with or without good will, otherwise than in the usual and regular course of business.~~
     ~~(b) Adjourned Meeting. Except as provided in the next sentence, if any shareholder meeting is adjourned to a different date, time, or place, notice need not be given of the new date, time, and place, if the new date, time, and place is announced at the meeting before adjournment. If a new record date for the adjourned meeting is or must be fixed, then notice must be given pursuant to the requirements of paragraph (a) of this Section 2.04, to those persons who are shareholders as of the new record date.~~
     ~~(c) Waiver of Notice. A shareholder may waive notice in accordance with Article VI of these Bylaws.~~
     ~~(d) Contents of Notice. The notice of each special shareholder meeting shall include a description of the purpose or purposes for which the meeting is called. Except as otherwise provided in subsection (e) of this Section 2.04, in the Articles of Incorporation, or in the Wisconsin Business Corporation Law, the notice of an annual shareholder meeting need not include a description of the purpose or purposes for which the meeting is called.~~
     ~~(e) Fundamental Transactions. If a purpose of any shareholder meeting is to consider either: (1) a proposed amendment to the Articles of Incorporation (including any restated articles); (2) a plan of merger or share exchange for which shareholder approval is required by law; (3) the sale, lease, exchange or other disposition of all or substantially all of the corporation’s property, with or without good will, otherwise than in the usual and regular course of business; (4) the dissolution of the corporation; or (5) the removal of a director, the notice must so state and in cases (1), (2) and (3) above must be accompanied by, respectively, a copy or summary of the: (1) proposed articles of amendment or a copy of the restated articles that identifies any amendment or other change; (2) proposed plan of merger or share exchange; or (3) proposed transaction for disposition of all or substantially all of the corporation’s property. If the proposed corporate action creates dissenters’ rights, the notice must state that shareholders and beneficial shareholders are or may be entitled to assert dissenters’ rights, and must be accompanied by a copy of Sections 180.1301 to 180.1331 of the Wisconsin Business Corporation Law.~~. In the case of any Special Meeting, (a) the notice of meeting shall describe any business that the Board of Directors shall have theretofore determined to bring before the meeting and (b) in the case of a Demand Special Meeting, the notice of meeting (i) shall describe any business set forth in the statement of purpose of the demands received by the corporation in accordance with Section 2.02 of these bylaws and (ii) shall contain all of the information required in the notice received by the corporation in accordance with Section 2.13(b) of these bylaws. If an Annual Meeting or Special Meeting is adjourned to a different date, time or place, the corporation shall not be required to give notice of the new date, time or place if the new date, time or place is announced at the meeting before adjournment; provided, however, that if a new Meeting Record Date for an adjourned meeting is or must be fixed, the corporation shall give notice of the adjourned meeting to persons who are shareholders as of the new Meeting Record Date.
          2.05. ~~2.05~~ Fixing of Record Date. The Board of Directors may fix in advance a date not less than 10 days and not more than 70 days prior to the date of any Annual Meeting or Special Meeting as the record date for ~~one or more voting groups for any~~the determination of shareholders entitled to notice of ~~a shareholders’ meeting, to demand a special meeting, to vote, or to take any other action, such date in any case to be not more than seventy (70)~~, or to vote at, such meeting (the “Meeting Record Date”). In the case of any Demand Special Meeting, (i) the Meeting Record Date shall be not later than the 30th day after the Delivery Date and (ii) if the Board of Directors fails to fix the Meeting Record Date within 30 days after the Delivery Date, then the close of business on such 30th day shall be the Meeting Record Date. The shareholders of record on the Meeting Record Date shall be the shareholders entitled to notice of and to vote at the meeting. Except as provided by the Wisconsin Business Corporation Law for a court-ordered adjournment, a determination of shareholders entitled to notice of and to vote at any Annual Meeting or Special Meeting is effective for any adjournment of such meeting unless the Board of Directors fixes a new Meeting Record Date, which it shall do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting. The Board of Directors may also fix in advance a date as the record date for the purpose of determining shareholders entitled to take any other action or determining shareholders for any other purpose. Such record date shall be not more than 70 days prior to the ~~meeting or~~date on which the particular action, requiring such determination of shareholders, ~~and may fix the~~is to be taken. The record date for determining shareholders entitled to a ~~share dividend or distribution. If no record date is fixed for the determination of shareholders entitled to demand a shareholder meeting, to notice of or to vote at a meeting of shareholders, or to consent to action without a meeting, (a) the close of business on the day before the corporation receives the first written demand for a shareholder meeting, (b) the close of business on the day before the first notice of the meeting is mailed or otherwise delivered to shareholders, or (c) the close of business on the day before the first written consent to shareholder action without a meeting is received by the corporation, as the case may be, shall be the record date for the determination of shareholders. If no record date is fixed for the determination of shareholders entitled to receive a share dividend or~~ distribution (other than a distribution involving a purchase, redemption or other acquisition of the corporation’s shares)~~, the close of business on the day on which the resolution of the Board of Directors is adopted declaring the dividend or distribution shall be the record date. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall be applied to any adjournment thereof~~  or a share dividend is the close of business on the date on which the Board of Directors authorizes the distribution or share dividend, as the case may be, unless the Board of Directors fixes a ~~new record date and except as otherwise required by law. A new record date must be set if a meeting~~

~~is adjourned to a date more than 120 days after the date fixed for the original meeting~~different record date.
          2.06. ~~2.06~~ Shareholder ~~List. The officer or agent having charge of the stock transfer books for shares of the corporation shall, before each meeting of shareholders, make a complete record~~Lists. After a Meeting Record Date has been fixed, the corporation shall prepare a list of the names of all of the shareholders entitled to notice of ~~such meeting,~~the meeting. The list shall be arranged by class or series of shares, if any, and ~~showing~~show the address of and ~~the~~ number of shares held by each shareholder. ~~The shareholder~~Such list shall be available ~~at the meeting and may be inspected by any shareholder or his or her agent or attorney at any time during the meeting or any adjournment. Any shareholder or his or her agent or attorney may inspect the shareholder list beginning two (2) business days after the~~ for inspection by any shareholder, beginning two business days after notice of the meeting is given for which the list was prepared and continuing to the date of the meeting, at the corporation’s principal office or at a place identified in the meeting notice in the city where the meeting will be held. A shareholder or his or her agent may, on written demand, inspect and, subject to ~~Section 180.1602(2)(b) 3 to 5 of~~the limitations imposed by the Wisconsin Business Corporation Law, ~~may~~ copy the list, during regular business hours and at his or her expense, during the period that it is available for inspection ~~hereunder. The original stock transfer books and nominee certificates on file with the~~pursuant to this Section 2.06. The corporation ~~(if any)~~ shall ~~be prima facie evidence as to who are~~make the shareholders ~~entitled to~~’ list available at the meeting and any shareholder or his or her agent or attorney may inspect the ~~shareholder list or to vote at any meeting of shareholders. Failure to comply with the requirements of this section~~list at any time during the meeting or any adjournment thereof. Refusal or failure to prepare or make available the shareholders’ list shall not affect the validity of any action taken at ~~such~~a meeting of shareholders.
          2.07. Quorum and Voting Requirements; Postponements; Adjournments.
     (a) ~~2.07~~ Quorum and Voting Requirements. Shares entitled to vote as a separate voting group may take action on a matter at any Annual Meeting or Special Meeting only if a quorum of those shares exists with respect to that matter. If the corporation has only one class of stock outstanding, such class shall constitute a separate voting group for purposes of this Section 2.07. Except as otherwise provided in the Articles of Incorporation ~~or in~~, any by-law adopted under authority granted in the Articles of Incorporation, or the Wisconsin Business Corporation Law, a majority of the votes entitled to be cast ~~by shares entitled to vote as a separate voting group on a matter, represented in person or by proxy,~~on the matter shall constitute a quorum of the voting group for action on that ~~voting group for action on that matter at a meeting of shareholders. If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action unless a greater number of affirmative votes is required by the Wisconsin Business Corporation Law or the Articles of Incorporation. If the Articles of Incorporation or the Wisconsin Business~~

~~Corporation Law provide for voting by two (2) or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one (1) voting group on a matter even though no action is taken by another voting group entitled to vote on the~~ matter. Once a share is represented for any purpose at ~~a meeting~~any Annual Meeting or Special Meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists for the remainder of the meeting and for any adjournment of that meeting unless a new ~~record date is or must be set for that meeting.~~Meeting Record Date is or must be set for the adjourned meeting. If a quorum exists, except in the case of the election of directors, action on a matter shall be approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, any by-law adopted under authority granted in the Articles of Incorporation, or the Wisconsin Business Corporation Law requires a greater number of affirmative votes. Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election of directors at any Annual Meeting or Special Meeting at which a quorum is present. For purposes of this Section 2.07(a), “plurality” means that the individuals with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the Annual Meeting or Special Meeting. Votes against a director candidate are not given legal effect and are not counted as votes cast in the election of directors.
     (b) Postponement and Adjournment. The Board of Directors acting by resolution may postpone and reschedule any previously scheduled Annual Meeting or Special Meeting; provided, however, that a Demand Special Meeting shall not be postponed beyond the 100th day following the Delivery Date. Any Annual Meeting or Special Meeting may be adjourned from time to time, whether or not there is a quorum, (i) at any time, upon a resolution of shareholders if the votes cast in favor of such resolution by the holders of shares of each voting group entitled to vote on any matter theretofore properly brought before the meeting exceed the number of votes cast against such resolution by the holders of shares of each such voting group or (ii) at any time prior to the transaction of any business at such meeting, by the Chairman or pursuant to resolution of the Board of Directors. No notice of the time and place of adjourned meetings need be given except as required by the Wisconsin Business Corporation Law. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.
          2.08. ~~2.08~~ Conduct of Meetings. The Chairman, ~~or, if there is none, or~~and in his or her absence~~,~~ the Chief Executive Officer, ~~and in~~shall call any Annual Meeting or Special Meeting to order and shall act as chairman of such meeting. In the absence of the Chairman and the Chief Executive Officer~~’s absence, the President, and in the President’s absence, the Chief~~

~~Operating Officer, and in the Chief Operating Officer’s absence,~~, such duties shall be performed by the President. In the absence of the Chairman, the Chief Executive Officer and the President, such duties shall be performed by a Vice President in the order provided under Section ~~4.07 of these Bylaws, and~~4.07, or in their absence, by any person chosen by the shareholders present ~~shall call the meeting of the shareholders to order and shall act as chairperson of the meeting, and the Secretary~~. The Secretary of the corporation shall act as secretary of all ~~meetings of the shareholders~~Annual Meetings and Special Meetings, but, in the absence of the Secretary, the presiding officer may appoint any other person to act as secretary of the meeting. The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of an Annual Meeting or Special Meeting as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations or procedures and to do such acts as, in the judgment of the chairman of the meeting, are appropriate for the proper conduct of an Annual Meeting or Special Meeting.
          Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may to the extent not prohibited by law include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to shareholders of record of the corporation, their duly authorized and constituted proxies (which shall be reasonable in number) or such other persons as the chairman of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; (e) limitations on the time allotted to questions or comments by participants; (f) rules and procedures regarding the execution of election ballots before or after the time fixed for the commencement of the meeting; (g) the appointment of an inspector of election or an officer or agent of the corporation authorized to tabulate votes; and (h) rules and procedures to facilitate the conduct of, and participation in, the meeting by electronic means.
          2.09. Proxies. At any Annual Meeting or Special Meeting, a shareholder entitled to vote may vote in person or by proxy. A shareholder entitled to vote at any Annual Meeting or Special Meeting may authorize another person to act for the shareholder by appointing the person as a proxy. The means by which a shareholder or the shareholder’s authorized officer, director, employee, agent or attorney-in-fact may authorize another person to act for the shareholder by appointing the person as proxy include:
     (a) Appointment of a proxy in writing by signing or causing the shareholder’s signature to be affixed to an appointment form by any reasonable means, including, without limitation, by facsimile signature.
     (b) Appointment of a proxy by transmitting or authorizing the transmission of an electronic transmission of the appointment to the person who will be appointed as proxy or to a proxy solicitation firm, proxy support service organization or like agent authorized to receive the transmission by the person who will be appointed as proxy. Every electronic transmission shall contain, or be accompanied by, information that can be used to reasonably determine that the shareholder transmitted or authorized the transmission of the electronic transmission. Any person charged with determining whether a shareholder transmitted or authorized the transmission of the electronic transmission shall specify the information upon which the determination is made.
     (c) ~~2.09 Proxies. At all meetings of shareholders, a shareholder entitled to vote may vote in person or by proxy appointed in writing by the shareholder or by his or her duly authorized attorney-in-fact. All proxy appointment forms shall be filed with the Secretary or other~~An appointment of a proxy is effective when a signed appointment form or an electronic transmission of the appointment is received by the inspector of election or the officer or agent of the corporation authorized to tabulate votes ~~before or at the time of the meeting~~. Unless the appointment form ~~conspicuously~~or electronic transmission states that ~~it~~the proxy is irrevocable and the appointment is coupled with an interest, a proxy ~~appointment~~ may be revoked at any time before it is voted, either by written notice filed with the Secretary or the secretary of the meeting or by oral notice given by the shareholder to the presiding officer during the meeting. The presence of a shareholder who has ~~filed a~~made an effective proxy appointment shall not of itself constitute a revocation. ~~No~~A proxy appointment ~~shall be~~is valid ~~after~~for eleven months ~~from the date of its execution,~~ unless ~~otherwise~~a different period is expressly provided in the appointment ~~form~~. The Board of Directors, the Chairman and the President each shall have the power and authority to make rules ~~that are not inconsistent with the Wisconsin Business Corporation Law~~ as to the validity and sufficiency of ~~proxy appointments~~proxies.
          2.10. ~~2.10~~ Voting of Shares. Each outstanding share shall be entitled to one ~~(1)~~ vote ~~on~~upon each matter submitted to a vote at ~~a meeting of shareholders,~~any Annual Meeting or Special Meeting except to the extent that the voting rights of the shares of any class or classes are enlarged, limited or denied by the Articles of Incorporation or the Wisconsin Business Corporation Law. ~~Shares owned directly or indirectly by another corporation are not entitled to vote if this corporation owns, directly or indirectly, sufficient shares to elect a majority of the directors of such other corporation. However, the prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity. Redeemable shares are not entitled to vote after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.~~
          ~~2.11 Prior Notice of Shareholder Nominations and/or Proposals.~~
          2.11. Acceptance of Instruments Showing Shareholder Action. If the name signed on a vote, consent, waiver or proxy appointment corresponds to the name of a shareholder, the corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of a shareholder. If the name signed on a vote, consent, waiver or proxy appointment does not correspond to the name of a shareholder, the corporation, if acting in good faith, may accept the vote, consent, waiver or proxy appointment and give it effect as the act of the shareholder if any of the following apply:
     (a) ~~Prior Notice for Annual Meetings. Except with respect to nominations or proposals adopted or recommended by the Board of Directors for inclusion in the corporation’s proxy statement for its annual meeting, a shareholder entitled to vote at a meeting may nominate a person or persons for election as directors or propose action(s) to be taken at a meeting only if written notice of any shareholder nomination and/or proposal to be considered for a vote at an annual meeting of shareholders is delivered personally or mailed by certified mail return receipt requested at least seventy (70) days before the scheduled date of such meeting to the Secretary of the corporation at the principal business office of the corporation.~~The shareholder is an entity and the name signed purports to be that of an officer or agent of the entity.
     (b) ~~Nominations. With respect to shareholder nomination(s) for the election of directors, each such notice shall set forth:~~The name purports to be that of a personal representative, administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation is presented with respect to the vote, consent, waiver or proxy appointment.
     ~~(1) the name and address of the shareholder who intends to make the nomination(s), of any beneficial owner of shares on whose behalf such nomination is being made, and of the person(s) to be nominated;~~
     ~~(2) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting (including the number of shares the shareholder owns and the length of time the shares have been held) and that the shareholder intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice;~~
     ~~(3) a description of all arrangements and understandings between the shareholder or any beneficial holder on whose behalf it holds such shares, and their respective affiliates, of each nominee and any other person(s), naming such person(s), pursuant to which the nomination(s) are to be made by the shareholder;~~
     ~~(4) such other information regarding each nominee proposed by such shareholder which would have been required to be included in the proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, whether or not such rules are applicable, had such nominee be nominated by the Board of Directors; and~~

     ~~(5) the consent of each nominee to serve as a director of the corporation.~~
     (c) ~~Proposals. With respect to stockholder proposal(s) for action to be taken at the annual meeting of shareholders, the notice shall clearly set forth:~~The name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation is presented with respect to the vote, consent, waiver or proxy appointment.
     ~~(1) the name and address of the shareholder who intends to make the proposal(s);~~
     ~~(2) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting (including the number of shares the shareholder owns and the length of time the shares have been held) and that the shareholder intends to appear in person or by proxy at the meeting to make the proposal(s) specified in the notice;~~
     ~~(3) the proposal(s) and a brief supporting statement of such proposal(s); and~~
     ~~(4) such other information regarding the proposal(s) as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission, whether or not such rules are applicable.~~
     (d) ~~Prior Notice for Special Meetings. Except with respect to the nomination(s) or proposal(s) adopted or recommended by the Board of Directors for inclusion in the notice to shareholders for a special meeting of the shareholders, a shareholder entitled to vote at a special meeting may nominate a person or persons for election as director(s) and/or propose action(s) to be taken at a meeting only if written notice of any shareholder nomination(s) and/or proposal(s) to be considered for a vote of the special meeting is delivered personally or mailed by certified mail-return receipt requested to the Secretary of the corporation at the principal office of the corporation so that it is received in a reasonable period of time before such special meeting and only if such nomination or proposal is within the purposes described in the notice to shareholders of the special meeting. All of the notice requirements regarding shareholder nominations and/or proposals applicable to annual meetings shall also apply to nominations and/or proposals for special meetings.~~The name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory’s authority to sign for the shareholder is presented with respect to the vote, consent, waiver or proxy appointment.

     (e) ~~Role of Chair. The chair of the meeting may refuse to acknowledge any nomination and/or proposal of any person made without compliance with the foregoing procedures. This section shall not affect the corporation’s rights or responsibilities with respect to its proxies or proxy statements for any meeting.~~Two or more persons are the shareholders as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-owners.
The corporation may reject a vote, consent, waiver or proxy appointment if the Secretary or other officer or agent of the corporation who is authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the shareholder.
          2.12. Waiver of Notice by Shareholders. A shareholder may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation or these bylaws before or after the date and time stated in the notice. The waiver shall be in writing and signed by the shareholder entitled to the notice, contain the same information that would have been required in the notice under applicable provisions of the Wisconsin Business Corporation Law (except that the time and place of meeting need not be stated) and be delivered to the corporation for inclusion in the corporate records. A shareholder’s attendance at any Annual Meeting or Special Meeting, in person or by proxy, waives objection to all of the following: (a) lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting or promptly upon arrival objects to holding the meeting or transacting business at the meeting; and (b) consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.
          2.13. Notice of Shareholder Business and Nomination of Directors.
     (a) Annual Meetings.
     (i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an Annual Meeting (A) pursuant to the corporation’s notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any shareholder of the corporation who (1) is a shareholder of record at the time of giving of notice provided for in this Section 2.13, (2) is entitled to vote with respect to such nomination or other business at the meeting under the Articles of Incorporation and (3) complies with the notice procedures set forth in this Section 2.13.
     (ii) For nominations or other business to be properly brought before an Annual Meeting by a shareholder pursuant to Section 2.13(a)(i)(C), the shareholder must have given timely notice thereof in writing to the Secretary. To be timely, a shareholder’s notice shall be received by the Secretary at the principal offices of the corporation not less than 45 days nor more than 70 days prior to the first annual anniversary of the date set forth in the corporation’s proxy statement for the immediately preceding Annual Meeting as the date on which the corporation first mailed or intended to mail definitive proxy materials for the immediately preceding Annual Meeting (the “Anniversary Date”); provided, however, that if the date for which the Annual Meeting is called is more than 30 days before or more than 30 days after the first annual anniversary of the immediately preceding Annual Meeting, then notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 100th day prior to the date of such Annual Meeting and not later than the later of (A) the 75th day prior to the date of such Annual Meeting or (B) the 10th day following the day on which public announcement of the date of such Annual Meeting is first made. In no event shall the announcement of an adjournment of an Annual Meeting commence a new time period for the giving of a shareholder notice as described above. Such shareholder’s notice shall be signed by the shareholder of record who intends to make the nomination or introduce the other business and by the beneficial owner or owners, if any, on whose behalf the shareholder is acting, shall bear the date of signature of such shareholder and any such beneficial owner and shall set forth: (I) the name and address of such shareholder (as they appear on the corporation’s books) and any such beneficial owner; (II) the class and number of shares of the corporation that are owned of record and/or beneficially by such shareholder and any such beneficial owner; (III) a representation that such shareholder is a holder of record of shares of the corporation entitled to vote under the Articles of Incorporation at such meeting with respect to such nomination or other business and intends to appear in person or by proxy at the meeting to make such nomination or introduce such other business; (IV) in the case of any proposed nomination for election or re-election as a director, (1) the name and residence address of the person or persons to be nominated, (2) a description of all arrangements or understandings between such shareholder and any such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder and any such beneficial owner, (3) such other information regarding each nominee proposed by such shareholder and any such beneficial owner as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors and (4) the written consent of each nominee to be named in a proxy statement and to serve as a director of the corporation if so elected; (V) in the case of any proposed removal of a director, (1) the name and residence address of the person or persons to be nominated, (2) a description of all arrangements or understandings between such shareholder and any such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder and any such beneficial owner, (3) such other information regarding each nominee proposed by such shareholder and any such beneficial owner as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors and (4) the written consent of each nominee to be named in a proxy statement and to serve as a director of the corporation if so elected; (V) in the case of any proposed removal of a director, (1) the names of the directors to be removed and (2) the reasons of such shareholder and any such beneficial owner for asserting that such directors should be removed (including a showing of “cause” as required by Section 3.02 of these bylaws); and (VI) in the case of any other business that such shareholder and any such beneficial owner propose to bring before the meeting, (1) a brief description of the business desired to be brought before the meeting and, if such business includes a proposal to amend these bylaws, the language of the proposed amendment, (2) the reasons of such shareholder and any such beneficial owner for conducting such business at the meeting and (3) any material interest in such business of such shareholder and any such beneficial owner.
     (iii) Notwithstanding anything in the second sentence of Section 2.13(a)(ii) to the contrary, if the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least 45 days prior to the Anniversary Date, then a shareholder’s notice required by this Section 2.13 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.
     (b) Special Meetings. Only such business shall be conducted at a Special Meeting as shall have been described in the notice of meeting sent to shareholders pursuant to Section 2.04 of these bylaws. Nominations of persons for election to the Board of Directors may be made at a Special Meeting at which directors are to be elected pursuant to such notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any shareholder of the corporation who (A) is a shareholder of record at the time of giving of such notice of meeting, (B) is entitled to vote at the meeting and (C) complies with the notice procedures and disclosure requirements set forth in this Section 2.13. Any shareholder desiring to nominate persons for election to the Board of Directors at such a Special Meeting shall cause a written notice to be received by the Secretary at the principal offices of the corporation not earlier than 90 days prior to such Special Meeting and not later than the close of business on the later of (x) the 60th day prior to such Special Meeting and (y) the 10th day following the day on which public announcement is first made of the date of such Special Meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. Such written notice shall be signed by the shareholder of record who intends to make the nomination and by the beneficial owner or owners, if any, on whose behalf the shareholder is acting, shall bear the date of signature of such shareholder and any such beneficial owner and shall set forth: (A) the name and address, as they appear on the corporation’s books, of such shareholder and the beneficial owner or owners, if any, on whose behalf the nomination is made; (B) the class and number of shares of the corporation which are owned of record and/or beneficially by such shareholder and any such beneficial owner; (C) a representation that such shareholder is a holder of record of shares of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination specified in the notice; (D) the name and residence address of the person or persons to be nominated; (E) a description of all arrangements or understandings between such shareholder or beneficial owner or owners and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder and any such beneficial owner; (F) such other information regarding each nominee proposed by such shareholder and any such beneficial owner as would be required to be disclosed in solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act, including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board of Directors; and (G) the written consent of each nominee to be named in a proxy statement and to serve as a director of the corporation if so elected.
     (c) General.
     (i) Only persons who are nominated in accordance with the procedures set forth in this Section 2.13 shall be eligible to be elected as directors at an Annual Meeting or a Special Meeting. Only such business shall be conducted at an Annual Meeting or Special Meeting as shall have been brought before such meeting in accordance with the procedures set forth in this Section 2.13. The chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section 2.13 and, if any proposed nomination or business is not in compliance with this Section 2.13, to declare that such defective proposal shall be disregarded.
     (ii) For purposes of this Section 2.13, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
     (iii) Notwithstanding the foregoing provisions of this Section 2.13, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.13. Nothing in this Section 2.13 shall be deemed to limit the corporation’s obligation to include shareholder proposals in its proxy statement if such inclusion is required by Rule 14a-8 under the Exchange Act.
ARTICLE III~~ARTICLE III.~~  . BOARD OF DIRECTORS
           3.01. ~~3.01~~ General Powers and Number. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, its Board of Directors. The number of directors of the corporation shall be not ~~less than five (5) nor~~ more than nine (9), as ~~determined~~fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by the affirmative vote of a majority of the total number of directors that the corporation would have if there were no vacancies.
          ~~3.02 Election, Removal, Tenure and Qualifications.~~
     ~~(a) Unless action is taken without a meeting under Section 7.01 of these Bylaws, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a shareholders meeting at which a quorum is present; i.e., the individuals with the largest number of votes in favor of their election are elected as directors up to the maximum number of directors to be chosen in the election. Votes against a candidate are not given legal effect and are not counted as votes cast in an election of directors. In the event two (2) or more persons tie for the last vacancy to be filled, a run-off vote shall be taken from among the candidates receiving the tie vote.~~
     ~~(b) Each director shall hold office for the remainder of the term for which he or she has been elected and until the director’s successor shall have been elected or there is a decrease in the number of directors, or until his or her prior death, resignation or removal.~~
     ~~(c) Any director or directors may be removed from office by the shareholders if the number of votes cast to remove the director exceeds the number cast not to remove him or her, taken at a meeting of shareholders called for that purpose, provided that the meeting notice states that the purpose, or one of the purposes, of the meeting is removal of the director. The removal may be made with or without cause unless the Articles of Incorporation or these Bylaws provide that directors may be removed only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove that director.~~
          3.02. ~~(d)~~ Tenure and Qualifications. Each director shall hold office until the next Annual Meeting and until his or her successor shall have been elected and qualified, or until there is a decrease in the number of directors which takes effect after the expiration of his or her term, or until his or her prior death, resignation or removal. A director may be removed by the shareholders only at a meeting called for the purpose of removing the director, and the meeting notice shall state that the purpose, or one of the purposes, of the meeting is removal of the director. A director may be removed from office but only for cause (as defined herein) if the number of votes cast to remove the director exceeds the number of votes cast not to remove him or her; provided, however, that, if the Board of Directors, by resolution, shall have recommended removal of a director, then the shareholders may remove such director without cause by the vote referred to above. As used herein, “cause” shall exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction, where such conviction is no longer subject to direct appeal, or has been adjudged liable for actions or omissions in the performance of his or her duty to the corporation in a matter which has had a materially adverse effect on the business of the corporation, where such adjudication is no longer subject to appeal. Directors need not be residents of the State of Wisconsin or shareholders of the corporation, although the Board of Directors may establish share ownership expectations for persons who serve as directors. A director may resign at any time by delivering written notice which complies with the Wisconsin Business Corporation Law to the Chairman or to the corporation. A director’s resignation is effective when the notice is delivered unless the notice specifies a later effective date. No person who shall have attained the age of 70 years shall be eligible for election or re~~-~~-election to the Board of Directors; provided, however, that with respect to persons who have been elected as directors prior to the corporation’s 1997 ~~annual meeting of shareholders~~Annual Meeting, the age “70” in the preceding clause shall be age 72. Notwithstanding the foregoing, such restrictions shall not apply (i) to any director who is also at that time a full-time employee of the corporation or (ii) in the event the Board of Directors, by majority vote, waives such restriction for a particular director or nominee prior to such person’s election or re~~-election.~~-election.
     ~~(e) A director may resign at any time by delivering a written resignation to the Board of Directors, to the Chief Executive Officer or to the corporation through the Secretary or otherwise.~~
     ~~(f) Directors need not be residents of the State of Wisconsin or shareholders of the corporation, although the Board of Directors may establish share ownership expectations for persons who serve as directors.~~
          3.03. ~~3.03~~  Regular Meetings. A regular meeting of the Board of Directors ~~shall~~may be held~~,~~ without other notice than this ~~Bylaw,~~by-law immediately after the ~~annual meeting of shareholders~~Annual Meeting, and each adjourned session thereof. The place of such regular meeting shall be the same as the place of the ~~meeting of shareholders~~Annual Meeting which precedes it, or such other suitable place as may be announced at such ~~meeting of shareholders~~Annual Meeting. The Board of Directors ~~and any committee~~ may provide~~, by resolution, the time and place, either within or without the State of Wisconsin,~~ for the holding of such additional regular meetings ~~without other notice than such resolution~~as it may deem appropriate.
          3.04. ~~3.04~~ Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman, the Chief Executive Officer~~, the President or any two (2) directors. Special meetings of any committee may be called by or at the request of the~~

 ~~foregoing persons or the chairperson of the committee. The persons calling any special meeting of the Board of Directors or committee~~ or any three directors. The Chairman or the Chief Executive Officer may fix any place, either within or without the State of Wisconsin, as the place for holding any special meeting ~~called by them~~of the Board of Directors, and if no other place is fixed the place of meeting shall be the principal ~~office~~offices of the corporation in the State of Wisconsin.
          ~~3.05 Meetings By Telephone or Other Communication Technology~~.
     ~~(a) Any or all directors may participate in a regular or special meeting or in a committee meeting of the Board of Directors by, or conduct the meeting through the use of, telephone or any other means of communication by which either: (i) all participating directors may simultaneously hear each other during the meeting or (ii) all communication during the meeting is immediately transmitted to each participating director, and each participating director is able to immediately send messages to all other participating directors.~~
     ~~(b) If a meeting will be conducted through the use of any means described in paragraph (a), all participating directors shall be informed that a meeting is taking place at which official business may be transacted. A director participating in a meeting by any means described in paragraph (a) is deemed to be present in person at the meeting.~~
           ~~3.06 Notice of Meetings. Except as otherwise provided in the Articles of Incorporation or the Wisconsin Business Corporation Law, notice of the date, time and place of any special meeting of the Board of Directors and of any special meeting of a committee of the Board shall be given orally, in writing (which shall include facsimile and E-mail) to each director or committee member at least 72 hours prior to the meeting, except that notice by telegram or personal delivery shall be effective if given at least 24 hours prior to the meeting. The notice need not describe the purpose of the meeting. Notice may be communicated in person, by telephone, telegraph, facsimile or E-mail, or by mail or private carrier. Oral notice is effective when communicated. Written notice is effective as follows: If delivered in person, when received; if given by mail, when deposited, postage prepaid, in the United States mail addressed to the director at his or her business or home address (or such other address as the director may have designated in writing filed with the Secretary); if given by facsimile, at the time transmitted to a facsimile number at any address designated above; if given by E-mail, at the time transmitted to an E-mail address provided by the director; and if given by telegraph, when delivered to the telegraph company.~~
           3.05. Notice; Waiver. Notice of each meeting of the Board of Directors (unless otherwise provided in or pursuant to Section 3.03) shall be given by written notice delivered or communicated in person, by facsimile or other form of wire or wireless communication (including, without limitation, email), or by mail or private carrier, to each director at his or her business address or at such other address as such director shall have designated in writing filed with the Secretary, in each case not less than 48 hours prior to the time of the meeting. If mailed, such notice shall be deemed to be effective when deposited in the United States mail so addressed, with postage thereon prepaid. If notice is given by private carrier, such notice shall be deemed to be effective when the notice is delivered to the private carrier. Whenever any notice whatever is required to be given to any director of the corporation under the Articles of Incorporation or these bylaws or any provision of the Wisconsin Business Corporation Law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the director entitled to such notice, shall be deemed equivalent to the giving of such notice. The corporation shall retain any such waiver as part of the permanent corporate records. A director’s attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.
           3.06. ~~3.07~~ Quorum. Except as otherwise provided by the Wisconsin Business Corporation Law or by the Articles of Incorporation or these bylaws, a majority of the number of directors as ~~provided~~fixed in accordance with Section 3.01 shall constitute a quorum for the transaction of business at any meeting of the Board of Directors~~. Except as otherwise provided by the Wisconsin Business Corporation Law~~, but a majority of the ~~number of directors appointed to serve on a committee shall constitute a quorum of the committee~~directors present (though less than such quorum) may adjourn the meeting from time to time without further notice.
          3.07. ~~3.08~~ Manner of Acting. ~~Except as otherwise provided by the Wisconsin Business Corporation Law or the Articles of Incorporation, the affirmative vote of a~~The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors ~~or any committee thereof~~, unless the act of a greater number is required by the Wisconsin Business Corporation Law or by the Articles of Incorporation or these bylaws.
          3.08. ~~3.09~~ Conduct of Meetings. The Chairman, ~~or if there is none, or~~and in his or her absence, the Chief Executive Officer, and in ~~the~~his or her absence ~~of the Chief Executive Officer~~, the President, and in ~~the President’s absence, the Chief Operating Officer, and in the Chief Operating Officer’s absence, a Vice President in the order provided under Section 4.07 of these Bylaws, and in their~~his or her absence, any director chosen by the directors present, shall call meetings of the Board of Directors to order and shall ~~chair~~act as chairperson of the meeting. The Secretary of the corporation shall act as secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the presiding officer may appoint any ~~assistant secretary~~Assistant Secretary or any director or other person present to act as secretary of the meeting. Minutes of any regular or special meeting of the Board of Directors shall be prepared and distributed to each director.
          3.09. ~~3.10~~ Vacancies. ~~Any~~Except as provided below, any vacancy occurring in the Board of Directors, including a vacancy ~~created by~~resulting from an increase in the number of directors, may be filled by any of the following: (a) the shareholders ~~or~~; (b) the Board of Directors~~. If~~; or (c) if the directors remaining in office constitute fewer than a quorum of the

Board of Directors, the directors ~~may fill a vacancy~~, by the affirmative vote of a majority of all directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group may vote to fill the vacancy if it is filled by the shareholders, and only the remaining directors elected by that voting group may vote to fill the vacancy if it is filled by the directors. A vacancy that will occur at a specific later date, ~~(~~because of a resignation effective at a later date or otherwise~~)~~, may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.
          3.10. ~~3.11~~ Compensation. The Board of Directors, by affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, may ~~fix the compensation of directors~~establish reasonable compensation of all directors for services to the corporation as directors, officers or otherwise, or may delegate such authority to an appropriate committee. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits, and other benefits or payments, to directors, officers and employees to the corporation.
          3.11. ~~3.12~~ Presumption of Assent. A director of the corporation who is present ~~and is announced as present~~ at a meeting of the Board of Directors or a committee thereof of which he or she is a member at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless ~~(i~~any of the following occurs: (a) the director objects at the beginning of the meeting or promptly upon his or her arrival to holding the meeting or transacting business at the meeting~~, or (ii)~~; (b) the director dissents or abstains from an action taken and minutes of the meeting are prepared that show the director’s dissent or abstention from the action taken ~~is entered in the minutes of the meeting, or (iii~~; (c) the director delivers written notice that complies with the Wisconsin Business Corporation Law of his or her ~~written~~ dissent or abstention to the presiding officer of the meeting before ~~the~~its adjournment ~~thereof~~ or to the corporation immediately after ~~the~~ adjournment of the meeting; or (d) the director dissents or abstains from an action taken, minutes of the meeting are prepared that fail to show the director’s dissent or abstention from the action taken, and the director delivers to the corporation a written notice of that failure that complies with the Wisconsin Business Corporation Law promptly after receiving the minutes. Such right to dissent or abstain shall not apply to a director who voted in favor of such action.
           3.12. ~~3.13~~ Committees. ~~Unless the Articles of Incorporation otherwise provide, the~~The Board of Directors~~,~~ by resolution adopted by the affirmative vote of a majority of ~~all the directors then in office, may create one (1) or more committees, each committee to consist of two (2) or more directors as members, which to the extent provided in the resolution as initially adopted, and as thereafter supplemented or amended by further resolution adopted by a like vote, may~~the number of directors fixed in accordance with Section 3.01 may create one or more committees, appoint members of the Board of Directors to serve on the committees and designate other members of the Board of Directors to serve as alternates. Each committee shall have one or more members who shall, unless otherwise provided by the Board of Directors, serve at the pleasure of the Board of Directors. A committee may be authorized to exercise the authority of the Board of Directors, except that ~~no~~a committee may~~: (a) authorize distributions;~~

~~(b~~ not do any of the following: (a) approve or ~~propose~~recommend to shareholders for approval any action ~~that~~or matter expressed required by the Wisconsin Business Corporation Law ~~requires be approved by shareholders; (c) fill vacancies on the Board of Directors or any of its committees, except that the Board of Directors may provide by resolution that any vacancies on a committee shall be filled by the affirmative vote of a majority of the remaining committee members; (d) amend the Articles of Incorporation; (e~~to be submitted to shareholder for approval; and (b) adopt, amend or repeal ~~Bylaws; (f) approve a plan of merger not requiring shareholder approval; (g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the Board of Directors or (h) authorize or approve the issuance or sale or contract for sale of shares, or determine the designation and relative rights, preferences and limitations of a class or series of shares, except within limits prescribed by the Board of Directors. The Board of Directors may elect one or more of its members as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the Chairman, the Chief Executive Officer, the President or upon request by the chairperson of such meeting. Each such committee shall fix its own rules (consistent with the Wisconsin Business Corporation Law, the Articles of Incorporation and these Bylaws) governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request~~bylaws. Unless otherwise provided by the Board of Directors in creating ~~a~~the committee, a committee may employ counsel, accountants and other consultants to assist it in the exercise of ~~authority. The creation of a committee, delegation of authority to a committee or action by a committee does not relieve the Board of Directors or any of its members of any responsibility imposed on the Board of Directors or its members by law.~~its authority. Except as provided by these bylaws or by resolution of the Board of Directors, each committee shall fix its own rules governing the conduct of its activities.
          3.13. Telephonic Meetings. Except as herein provided and notwithstanding any place set forth in the notice of the meeting or these bylaws, members of the Board of Directors (and any committee thereof) may participate in regular or special meetings by, or through the use of, any means of communication by which all participants may simultaneously hear each other, such as by conference telephone. If a meeting is conducted by such means, then at the commencement of such meeting the presiding officer shall inform the participating directors that a meeting is taking place at which official business may be transacted. Any participant in a meeting by such means shall be deemed present in person at such meeting. Notwithstanding the foregoing, no action may be taken at any meeting held by such means on any particular matter which the presiding officer determines, in his or her sole discretion, to be inappropriate under the circumstances for action at a meeting held by such means. Such determination shall be made and announced in advance of such meeting.
          3.14. Unanimous Consent without Meeting. Any action required or permitted by the Articles of Incorporation or these bylaws or any provision of the Wisconsin Business Corporation Law to be taken by the Board of Directors (or a committee thereof) at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all members of the Board or of the committee, as the case may be, then in office. Such action shall be effective when the last director or committee member signs the consent, unless the consent specifies a different effective date.
ARTICLE IV~~ARTICLE IV.~~ . OFFICERS
          4.01. ~~4.01~~ Appointment. The ~~principal~~ officers of the corporation shall include a Chief Executive Officer, a President, one or more Vice Presidents (the number and designations to be determined by the Board of Directors), a Secretary and~~, if so determined by the Board, a Treasurer, and~~ such other officers, if any, as may be deemed necessary by the Board of Directors, each of whom shall be appointed by the Board of Directors. The Board shall also designate a non-executive Chairman ~~(or Chairperson)~~ of the Board. Any two or more offices may be held by the same person.
          4.02. ~~4.02~~ Election; Resignation and Removal.
     (a) Election. The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each ~~annual meeting of shareholders~~Annual Meeting. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be.
     (b) Resignation and Removal. An officer shall hold office until he or she resigns, dies, is removed hereunder, or a different person is appointed to the office. An officer may resign at any time by delivering an appropriate written notice to the corporation. The resignation is effective when the notice is delivered, unless the notice specifies a later effective date and the corporation accepts the later effective date. Any officer may be removed by the Board of Directors with or without cause and notwithstanding the contract rights, if any, of the person removed. Except as provided in the preceding sentence, the resignation or removal is subject to any remedies provided by any contract between the officer and the corporation or otherwise provided by law. Appointment shall not of itself create contract rights.
           4.03. ~~4.03~~ Vacancies. A vacancy in any office because of death, resignation, removal or otherwise, shall be filled by the Board of Directors. If a resignation is effective at a later date, the Board of Directors may fill the vacancy before the effective date if the Board of Directors provides that the successor may not take office until the effective date.
           4.04. ~~4.04~~  Chairman ~~(Chairperson)~~. . The Board of Directors may elect a Chairman ~~(or Chairperson)~~ of the Board. The Chairman shall be a non-executive position. The Chairman shall preside at all meetings of the Board of Directors and the shareholders~~; in the absence of the Chairman, the Chief Executive Officer shall preside at such meetings~~. The Chairman may perform ~~other~~ such duties as the bylaws or the Chief Executive Officer or the Board may prescribe.

           4.05. ~~4.05~~ Chief Executive Officer. The Chief Executive Officer shall be the ~~chief~~principal executive officer of the corporation and, subject to the control and direction of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation. The Chief Executive Officer shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the Chief Executive Officer. The Chief Executive Officer shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation’s regular business, or which shall be authorized by resolution of the Board of Directors; and, except as otherwise provided by law or directed by the Board of Directors, the Chief Executive Officer may authorize the Chairman, the President, ~~the Chief Operating Officer,~~ any Vice President or other officer, employee or agent of the corporation to sign, execute and acknowledge such documents or instruments in his or her place and stead. In general ~~he or she~~, the Chief Executive Officer shall perform all duties incident to the office of Chief Executive Officer and such other duties as may be prescribed by the Board of Directors from time to time~~. In the absence of the Chairman, the Chief Executive Officer shall preside at meetings of the shareholders and the Board of Directors~~.
           4.06. ~~4.06~~ President. The Board of Directors shall elect a President. The President shall perform all the duties incident to the office of President and shall perform such duties as the Chief Executive Officer (if the President is not the Chief Executive Officer) or the Board may prescribe. The President shall also assist in the discharge of supervisory, managerial and executive duties and functions. If the President is not the Chief Executive Officer, in the absence of the Chief Executive Officer, or in the event of his or her death, inability or refusal to act, the President shall perform the duties of the Chief Executive Officer and when so acting shall have the powers and duties of the Chief Executive Officer. The President shall have the authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation’s regular business, or which shall be authorized by resolution of the Board of Directors and, except as otherwise provided by law or directed by the Board of Directors or the Chief Executive Officer, the President may authorize ~~the Chief Operating Officer or~~ any Vice President or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in ~~his place or stead.~~
          ~~4.07 Chief Operating Officer. The Chief Operating Officer, if one is designated, shall assist the Chief Executive Officer and the President in the discharge of supervisory, managerial and executive duties and functions. In the absence of the Chief Executive Officer and the President, or in the event of their death, inability or refusal to act, the Chief Operating Officer shall perform the duties of the President and when so acting shall have the powers and duties of the President. In general, he or she shall perform such other duties as from time to time may be designated to him by the Board of Directors or the Chief Executive Officer. In addition, the Chief Operating Officer shall have authority to sign, execute and~~

~~acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation’s regular business, or which shall be authorized by resolution of the Board of Directors and, except as otherwise provided by law or directed by the Board of Directors or the Chief Executive Officer, the Chief Operating Officer may authorize any vice president or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in his place or stead.~~the President’s place or stead.
           4.07. ~~4.08~~ Vice Presidents.
     (a) Appointment. The Board of Directors shall ~~appoint~~elect one or more Vice Presidents. The Board of Directors may designate various classes, ranks or other designations of Vice President, such as Executive Vice President and Senior Vice President. In the event of such designations, all references to Vice Presidents include any such persons. The Board of Directors also may designate an order of priority among the Vice Presidents.
     (b) Duties. In the absence of the Chief Executive Officer~~,~~ and the President ~~and the Chief Operating Officer~~, or in the event of such other officers’ death, inability or refusal to act, or in the event for any reason it shall be impracticable for such other officers’ to act personally, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their ~~appointment~~election) shall perform the duties of the Chief Executive Officer~~,~~ and the President ~~and the Chief Operating Officer~~, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer~~,~~ and the President ~~and the Chief Operating Officer~~. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation; and shall perform such other duties and have such authority as from time to time may be delegated or assigned to him or her by the Chief Executive Officer, the President, ~~the Chief Operating Officer~~ or the Board of Directors. The execution of any instrument of the corporation by any Vice President shall be conclusive evidence, as to third parties, of the Vice President’s authority to act in the stead of the President or other appropriate officer.
          4.08. ~~4.09~~ Secretary. The Secretary shall: (a) keep (or cause to be kept) regular minutes of all meetings of the shareholders, the Board of Directors and any committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these ~~Bylaws~~bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation, if any, and see that the seal of the corporation, if any, is affixed to all documents which are authorized to be executed on behalf of the corporation under its seal; (d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with ~~the President, or a Vice President,~~any other authorized officer, any certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general perform all duties incident to the office of Secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him or her by the Chief Executive Officer, the President or by the Board of Directors.
          ~~4.10 Treasurer. If the Board of Directors appoints a Treasurer, the Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected by the corporation; and (c) in general perform all of the duties incident to the office of Treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him or her by the Chief Executive Officer, the President or by the Board of Directors.~~
          4.09. ~~4.11~~ Assistant and Acting Officers. The Board of Directors and the Chief Executive Officer shall have the power to appoint any person to act as assistant to any officer (including, without limitation, an Assistant Secretary), or as agent for the corporation in the officer’s stead, or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer or other agent so appointed by the Board of Directors or Chief Executive Officer shall have the power to perform all the duties of the office to which that person is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors or the Chief Executive Officer.
          4.10. ~~4.12~~ Salaries. The salaries of the ~~principal~~ officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof, and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the corporation.
ARTICLE V. CONTRACTS, LOANS, CHECKS AND DEPOSITS;
SPECIAL CORPORATE ACTS
          5.01. Contracts. The Board of Directors may authorize any officer or officers, employee or employees, or agent or agents, to enter into any contract or execute or deliver any instrument in the name of and on behalf of the corporation, and such authorization may be general or confined to specific instances. In the absence of other designation, all deeds, mortgages and instruments of assignment or pledge made by the corporation shall be executed in the name of the corporation by the Chairman, the Chief Executive Officer, the President, or one of the Vice Presidents and by the Secretary or an Assistant Secretary; the Secretary or an Assistant Secretary, when necessary or required, shall affix the corporate seal thereto; and when so executed no other party to such instrument or any third party shall be required to make any inquiry into the authority of the signing officer or officers.
           5.02. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board of Directors.
          5.03. Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as may be selected by or under the authority of a resolution of the Board of Directors.
          5.04. Voting of Securities Owned by this Corporation. Subject always to the specific directions of the Board of Directors, (a) any shares or other securities issued by any other corporation and owned or controlled by this corporation may be voted at any meeting of security holders of such other corporation by the Chief Executive Officer if he or she be present, or in his or her absence by the President of this corporation if he or she be present, or in his or her absence by any Vice President of this corporation who may be present, and (b) whenever, in the judgment of the Chief Executive Officer, or in his or her absence, of the President, or in his or her absence of any Vice President, it is desirable for this corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by this corporation, such proxy or consent shall be executed in the name of this corporation by the Chief Executive Officer, the President, or one of the Vice Presidents of this corporation, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another officer. Any person or persons designated in the manner above stated as the proxy or proxies of this corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by this corporation the same as such shares or other securities might be voted by this corporation.
          5.05. No Nominee Procedures. The corporation has not established, and nothing in these bylaws shall be deemed to establish, any procedure by which a beneficial owner of the corporation’s shares that are registered in the name of a nominee is recognized by the corporation as the shareholder under Section 180.0723 of the Wisconsin Business Corporation Law.
ARTICLE VI~~ARTICLE V.~~ . SHARES AND THEIR TRANSFER
          ~~5.01 Certificates for Shares; Uncertificated Shares. Shares of the corporation’s stock may be certificated or uncertificated, as provided under the Wisconsin Business Corporation Law.~~
           6.01. ~~(a) Shares of this corporation may be~~Certificates for Shares. The corporation may issue any shares of the classes or series of capital stock of the corporation without certificates to the full extent that the Secretary or Assistant Secretary of the corporation determines that such issuance is appropriate and allowed by applicable law and the rules of any applicable stock exchange, with any such determination to be conclusively evidenced by the delivery to the corporation’s transfer agent and registrar by the Secretary or Assistant Secretary of the corporation of an instrument referring to this by-law and providing instructions of the

Secretary or Assistant Secretary of the corporation to the transfer agent and registrar to issue any such shares without certificates in accordance with applicable law. In any event, the foregoing authorization does not affect shares already represented by certificates until the certificates are surrendered to the corporation. Certificates, if any, representing shares of the corporation shall be in such form, consistent with ~~law~~the Wisconsin Business Corporation Law, as shall be determined by the Board of Directors. ~~At a minimum, a share certificate shall state on its face the name of the corporation and that it is organized under the laws of the State of Wisconsin, the name of the person to whom issued, and the number and class of shares and the designation of the series, if any, that the certificate represents. If the corporation is authorized to issue different classes of shares or different series within a class, the front or back of the certificate must contain either (i) a summary of the designations, relative rights, preferences and limitations applicable to each class, and the variations in the rights, preferences and limitations determined for each series and the authority of the Board of Directors to determine variations for future series, or (ii) a conspicuous statement that the corporation will furnish the shareholder the information described in clause (i) on request, in writing and without charge.~~ Such certificates shall be signed~~, either manually or in facsimile,~~ by the Chairman, the Chief Executive Officer, the President, ~~the Chief Operating Officer,~~ or a Vice President and by the Secretary or an Assistant Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. The name and address of each person to whom a share is issued without a certificate, together with the number of shares so issued and the date of their issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificate ~~or uncertificated shares~~ shall be issued until~~, in the case of shares represented by a stock certificate,~~ the former certificate for a like number of shares shall have been surrendered and cancelled, except as provided in Section ~~5.05.~~6.06.
          ~~(b) The Board of Directors may authorize the issuance of some or all of any or all classes or series of the corporation’s stock, common, preferred or otherwise, without certificates. The authorization does not affect shares already represented by certificates until the certificates are surrendered to the corporation. Within a reasonable time after the issuance or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on share certificates by paragraph (a) of this Section 5.01 and, if applicable, Section 5.04. Unless the Wisconsin Business Corporation Law or Chapter 408 of the Wisconsin Statutes expressly provides otherwise, the rights and obligations of shareholders are identical whether or not their shares are represented by certificates.~~
     6.02. Facsimile Signatures and Seal. The seal of the corporation on any certificates for shares may be a facsimile. The signatures of the Chairman, the Chief Executive Officer, the President, or any Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or an employee of the corporation.
     6.03. ~~5.02~~  Signature by Former Officers. ~~If an officer or assistant~~In case any officer, who has signed or whose facsimile signature has been placed upon any certificate for shares, ~~has~~shall have ceased to be such officer ~~or assistant officer~~ before such certificate is issued, ~~the certificate~~it may be issued by the corporation with the same effect as if ~~that person~~he or she were ~~still an officer or assistant~~such officer at the date of its issue.
     6.04. ~~5.03~~  Transfer of Shares. ~~The corporation’s books shall reflect transfers of shares only if a transfer of such shares has been made or directed by the record holder of such shares, or by attorney lawfully constituted in writing, and, in the case of shares represented by a certificate, upon surrender of the certificate.~~ Prior to due presentment of a certificate for shares for registration of transfer, and ~~unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the shareholder~~prior to compliance with customary procedures for transferring shares issued without a certificate, the corporation may treat the registered owner of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to ~~have and~~ exercise all the rights and ~~power of an owner.~~ powers of an owner. Where a certificate for shares is presented to the corporation with a request to register for transfer, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) there were on or with the certificate the necessary endorsements, and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty. The corporation may require reasonable assurance that ~~all transfer~~said endorsements are genuine and effective and in compliance with ~~all~~such other regulations as may be prescribed ~~by or~~ under the authority of the Board of Directors. Where the corporation receives a request to register for transfer shares issued without a certificate, the corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if (a) the party requesting the transfer has complied with customary procedures for transferring shares issued without a certificate and (b) the corporation had no duty to inquire into adverse claims or has discharged any such duty.
     6.05. ~~5.04~~ Restrictions on Transfer. The face or reverse side of each certificate representing shares, ~~and~~or the written statement ~~of the information required by Section 5.01(b) with respect to~~provided to shareholders for shares issued without ~~certificates~~a certificate, shall bear a conspicuous notation of any restriction imposed by the corporation upon the transfer of such shares ~~imposed by the corporation or imposed by any agreement of which the corporation has written notice~~.
     6.06. ~~5.05~~ Lost, Destroyed or Stolen Certificates. Where the owner of a share represented by a certificate claims that his or her certificate for shares has been lost, destroyed or wrongfully taken, a new certificate ~~or shares in uncertificated form~~ shall be issued in place thereof, or the corporation shall enter the name and address of such owner on the stock transfer books of the corporation as a person to whom a share has been issued without a certificate, if the owner (a) so requests before the corporation has notice that such shares have been acquired by a bona fide purchaser, and (b) ~~if required by the corporation,~~ files with the corporation a sufficient indemnity bond (unless such requirement is waived by the corporation), and (c) satisfies such other reasonable requirements as ~~may be prescribed by or under the authority of~~ the Board of Directors may prescribe.

     6.07. ~~5.06~~  Consideration for Shares. The ~~shares of the corporation may be issued for such consideration as shall be fixed from time to time and determined to be adequate by the~~ Board of Directors~~, provided that any~~ may authorize shares ~~having a par value shall not~~to be issued for ~~a~~ consideration ~~less than the par value thereof. The consideration may consist~~consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed~~,~~ or other securities of the corporation. ~~When the corporation receives the consideration for which the Board of Directors authorized the issuance of shares, such~~Before the corporation issues shares, the Board of Directors shall determine that the consideration received or to be received for the shares to be issued is adequate. In the absence of a resolution adopted by the Board of Directors expressly determining that the consideration received or to be received is adequate, Board approval of the issuance of the shares shall be deemed to ~~be~~constitute such a determination. The determination of the Board of Directors is conclusive insofar as the adequacy of consideration for the issuance of shares relates to whether the shares are validly issued, fully paid and nonassessable ~~by the corporation~~. The corporation may place in escrow shares issued in whole or in part for a contract for future services or benefits, a promissory note, or other property to be issued in the future, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the benefits or property are received or the promissory note is paid. If the services are not performed, the benefits or property are not received or the promissory note is not paid, the corporation may cancel, in whole or in part, the shares escrowed or restricted and the distributions credited.
     6.08. ~~5.07~~  Stock ~~Regulations~~Regulation. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the statutes of the State of Wisconsin as it may deem expedient concerning the ~~issue~~issuance, transfer and registration of certificates representing shares of the corporation~~, including the appointment or designation of one or more stock transfer agents and one or more registrars~~.
~~ARTICLE VI. WAIVER OF NOTICE~~
     ~~6.01 Shareholder Written Waiver. A shareholder may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation or these Bylaws before or after the date and time stated in the notice. The waiver shall be in writing and signed by the shareholder entitled to the notice, shall contain the same information that would have been required in the notice under the Wisconsin Business Corporation Law except that the time and place of meeting need not be stated, and shall be delivered to the corporation for inclusion in the corporate records.~~
     ~~6.02 Shareholder Waiver by Attendance. A shareholder’s attendance at a meeting, in person or by proxy, waives objection to both of the following:~~
     ~~(a) Lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting or promptly upon arrival objects to holding the meeting or transacting business at the meeting.~~

     ~~(b) Consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.~~
     ~~6.03 Director Written Waiver. A director may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation or the Bylaws before or after the date and time stated in the notice. The waiver shall be in writing, signed by the director entitled to the notice and retained by the corporation.~~
     ~~6.04 Director Waiver by Attendance. A director’s attendance at or participation in a meeting of the Board of Directors or any committee thereof waives any required notice to him or her of the meeting unless the director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.~~
~~ARTICLE VII. ACTION WITHOUT MEETINGS~~
     ~~7.01 Shareholder Action Without Meeting. Action required or permitted by the Wisconsin Business Corporation Law to be taken at a shareholders’ meeting may be taken without a meeting by all shareholders entitled to vote on the action. The action must be evidenced by one or more written consents describing the action taken, signed by the shareholders consenting thereto and delivered to the corporation for inclusion in its corporate records. A consent hereunder has the effect of a meeting vote and may be described as such in any document. The Wisconsin Business Corporation Law requires that notice of the action be given to certain shareholders and specifies the effective date thereof and the record date in respect thereto.~~
     ~~7.02 Director Action Without Meeting. Unless the Articles of Incorporation provide otherwise, action required or permitted by the Wisconsin Business Corporation Law to be taken at a Board of Directors meeting or committee meeting may be taken without a meeting if the action is taken by all members of the Board or committee. The action shall be evidenced by one or more written consents describing the action taken, signed by each director and retained by the corporation. Action taken hereunder is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed hereunder has the effect of a unanimous vote taken at a meeting at which all directors or committee members were present, and may be described as such in any document.~~
ARTICLE VII. SEAL
     7.01. The Board of Directors may provide a corporate seal which (if so provided) shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words, “Corporate Seal”.

ARTICLE VIII~~ARTICLE VIII.~~ . INDEMNIFICATION
     ~~8.01 Indemnification for Successful Defense. Within twenty (20) days after receipt of a written request pursuant to Section 8.03, the corporation shall indemnify a director or officer, to the extent he or she has been successful on the merits or otherwise in the defense of a proceeding, for all reasonable expenses incurred in the proceeding if the director or officer was a party because he or she is a director or officer of the corporation.~~
     ~~8.02 Other Indemnification.~~
     8.01. Certain Definitions. All capitalized terms used in this Article VIII and not otherwise hereinafter defined in this Section 8.01 shall have the meaning set forth in Section 180.0850 of the Statute. The following capitalized terms (including any plural forms thereof) used in this Article VIII shall be defined as follows:
     (a) ~~In cases not included under Section 8.01, the corporation shall indemnify a director or officer against all liabilities and expenses incurred by the director or officer in a proceeding to which the director or officer was a party because he or she is a director or officer of the corporation, unless liability was incurred because the director or officer breached or failed to perform a duty he or she owes to the corporation and the breach or failure to perform constitutes any of the following:~~“Affiliate” shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, trust or other enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Corporation.
     ~~(1) A willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the director or officer has a material conflict of interest.~~
     ~~(2) A violation of criminal law, unless the director or officer had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful.~~
     ~~(3) A transaction from which the director or officer derived an improper personal profit.~~
     ~~(4) Willful misconduct.~~
     (b) ~~Determination of whether~~“Authority” shall mean the entity selected by the Director or Officer to determine his or her right to indemnification ~~is required under this Section shall be made~~ pursuant to Section ~~8.05.~~8.04.
     (c) ~~The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of no contest or an equivalent plea, does not, by itself, create a presumption that indemnification of the director or officer is not required~~

 ~~under this Section.~~“Board” shall mean the entire then elected and serving Board of Directors of the Corporation, including all members thereof who are Parties to the subject Proceeding or any related Proceeding.
     (d) “Breach of Duty” shall mean the Director or Officer breached or failed to perform his or her duties to the Corporation and his or her breach of or failure to perform those duties is determined, in accordance with Section 8.04, to constitute misconduct under Section 180.0851 (2) (a) 1, 2, 3 or 4 of the Statute.
     (e) “Corporation,” as used herein and as defined in the Statute and incorporated by reference into the definitions of certain other capitalized terms used herein, shall mean this corporation, including, without limitation, any successor corporation or entity to this corporation by way of merger, consolidation or acquisition of all or substantially all of the capital stock or assets of this corporation.
     (f) “Director or Officer” shall have the meaning set forth in the Statute; provided, that, for purposes of this Article VIII, (i) “Director or Officer” shall include a director or officer of a Subsidiary (whether or not otherwise serving as a Director or Officer); (ii) the term “employee benefit plan” as used in the Statute shall include an employee benefit plan sponsored, maintained or contributed to by a Subsidiary; and (iii) it shall be conclusively presumed that any Director or Officer serving as a director, officer, partner, trustee, member of any governing or decision-making committee, employee or agent of an Affiliate shall be so serving at the request of the Corporation.
     (g) “Disinterested Quorum” shall mean a quorum of the Board who are not Parties to the subject Proceeding or any related Proceeding.
     (h) “Party” shall have the meaning set forth in the Statute; provided, that, for purposes of this Article VIII, the term “Party” shall also include any Director or Officer or employee of the Corporation who is or was a witness in a Proceeding at a time when he or she has not otherwise been formally named a Party thereto.
     (i) “Proceeding” shall have the meaning set forth in the Statute; provided, that, for purposes of this Article VIII, the term “Proceeding” shall also include all Proceedings (i) brought under (in whole or in part) the Securities Act of 1933, as amended, the Exchange Act, their respective state counterparts, and/or any rule or regulation promulgated under any of the foregoing; (ii) brought before an Authority or otherwise to enforce rights hereunder; (iii) any appeal from a Proceeding; and (iv) any Proceeding in which the Director or Officer is a plaintiff or petitioner because he or she is a Director or Officer, provided, however, that such Proceeding is authorized by a majority vote of a Disinterested Quorum.

     (j) “Statute” shall mean Sections 180.0850 through 180.0859, inclusive, of the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes, as in effect on February 13, 2008, including any subsequent amendments thereto, but, in the case of any such amendment, only to the extent such amendment permits or requires the Corporation to provide broader indemnification rights than the Statute permitted or required the Corporation to provide prior to such amendment.
     (k) “Subsidiary” shall mean any direct or indirect subsidiary of the Corporation as determined for financial reporting purposes, whether domestic or foreign.
     8.02. Mandatory Indemnification. To the fullest extent permitted or required by the Statute, the Corporation shall indemnify a Director or Officer against all Liabilities incurred by or on behalf of such Director or Officer in connection with a Proceeding in which the Director or Officer is a Party because he or she is a Director or Officer.
     8.03. Procedural Requirements.
     (a) ~~8.03 Written Request. A director or officer~~A Director or Officer who seeks indemnification under ~~Sections 8.01 or~~Section 8.02 shall make a written request ~~to the corporation.~~therefor to the Corporation. Subject to Section 8.03(b), within 60 days of the Corporation’s receipt of such request, the Corporation shall pay or reimburse the Director or Officer for the entire amount of Liabilities incurred by the Director or Officer in connection with the subject Proceeding (net of any Expenses previously advanced pursuant to Section 8.05).
     ~~8.04 Nonduplication. The corporation shall not indemnify a director or officer under Sections 8.01 or 8.02 if the director or officer has previously received indemnification or allowance of expenses from any person, including the corporation, in connection with the same proceeding. However, the director or officer has no duty to look to any other person for indemnification.~~
     (b) No indemnification shall be required to be paid by the Corporation pursuant to Section 8.02 if, within such 60-day period, (i) a Disinterested Quorum, by a majority vote thereof, determines that the Director or Officer requesting indemnification engaged in misconduct constituting a Breach of Duty or (ii) a Disinterested Quorum cannot be obtained.
     (c) In either case of nonpayment pursuant to Section 8.03(b), the Board shall immediately authorize by resolution that an Authority, as provided in Section 8.04, determine whether the Director’s or Officer’s conduct constituted a Breach of Duty and, therefore, whether indemnification should be denied hereunder.

     (d) (i) If the Board does not authorize an Authority to determine the Director’s or Officer’s right to indemnification hereunder within such 60-day period and/or (ii) if indemnification of the requested amount of Liabilities is paid by the Corporation, then it shall be conclusively presumed for all purposes that a Disinterested Quorum has determined that the Director or Officer did not engage in misconduct constituting a Breach of Duty and, in the case of subsection (i) above (but not subsection (ii)), indemnification by the Corporation of the requested amount of Liabilities shall be paid to the Director or Officer immediately.
     8.04. ~~8.05~~  Determination of ~~Right to~~ Indemnification.
     (a) ~~Unless otherwise provided by the Articles of Incorporation or by written agreement between the director or officer and the corporation, the director or officer seeking indemnification under Section 8.02~~If the Board authorizes an Authority to determine a Director’s or Officer’s right to indemnification pursuant to Section 8.03, then the Director or Officer requesting indemnification shall have the absolute discretionary authority to select one of the following ~~means for determining his or her right to indemnification:~~as such Authority:
     ~~(1) By a majority vote of a quorum of the Board of Directors consisting of directors not at the time parties to the same or related proceedings. If a quorum of disinterested directors cannot be obtained, by majority vote of a committee duly appointed by the Board of Directors and consisting solely of two (2) or more directors who are not at the time parties to the same or related proceedings. Directors who are parties to the same or related proceedings may participate in the designation of members of the committee.~~
     ~~(2) By independent legal counsel selected by a quorum of the Board of Directors or its committee in the manner prescribed in subsection (1) or, if unable to obtain such a quorum or committee, by a majority vote of the full Board of Directors, including directors who are parties to the same or related proceedings.~~
     ~~(3) By a panel of three (3) arbitrators consisting of one arbitrator selected by those directors entitled under subsection (2) to select independent legal counsel, one arbitrator selected by the director or officer seeking indemnification and one arbitrator selected by the two (2) arbitrators previously selected.~~
      ~~(4) By an affirmative vote of shares represented at a meeting of shareholders at which a quorum of the voting group entitled to vote thereon is present. Shares owned by, or voted under the control of, persons who are at the time parties to the same or related proceedings,~~

~~whether as plaintiffs or defendants or in any other capacity, may not be voted in making the determination.~~
      ~~(5) By a court under Section 8.08.~~
     ~~(6) By any other method provided for in any additional right to indemnification permitted under Section 8.07.~~
     (i) An independent legal counsel; provided, that such counsel shall be mutually selected by such Director or Officer and by a majority vote of a Disinterested Quorum or, if a Disinterested Quorum cannot be obtained, then by a majority vote of the Board;
     (ii) A panel of three arbitrators selected from the panels of arbitrators of the American Arbitration Association in Milwaukee, Wisconsin; provided, that (A) one arbitrator shall be selected by such Director or Officer, the second arbitrator shall be selected by a majority vote of a Disinterested Quorum or, if a Disinterested Quorum cannot be obtained, then by a majority vote of the Board, and the third arbitrator shall be selected by the two previously selected arbitrators, and (B) in all other respects, such panel shall be governed by the American Arbitration Association’s then existing Commercial Arbitration Rules; or
     (iii) A court pursuant to and in accordance with Section 180.0854 of the Statute.
     (b) In any such determination ~~under (a), the burden of proof is on the corporation to prove~~by the selected Authority there shall exist a rebuttable presumption that the Director’s or Officer’s conduct did not constitute a Breach of Duty and that indemnification against the requested amount of Liabilities is required. The burden of rebutting such a presumption by clear and convincing evidence ~~that~~shall be on the Corporation or such other party asserting that such indemnification ~~under Section 8.02~~ should not be allowed.
     (c) ~~A written determination as to a director’s or officer’s indemnification under Section 8.02 shall be submitted to both the corporation and the director or officer within 60 days of the selection made under (a).~~The Authority shall make its determination within 60 days of being selected and shall submit a written opinion of its conclusion simultaneously to both the Corporation and the Director or Officer.
     (d) ~~If it is determined~~If the Authority determines that indemnification is required ~~under Section 8.02, the corporation shall pay all liabilities and expenses not prohibited by Section 8.04 within ten (10) days after receipt of the written determination under (c). The corporation shall also pay all expenses incurred by the director or officer in the determination process under~~

~~(a).~~hereunder, the Corporation shall pay the entire requested amount of Liabilities (net of any Expenses previously advanced pursuant to Section 8.05), including interest thereon at a reasonable rate, as determined by the Authority, within 10 days of receipt of the Authority’s opinion; provided, that, if it is determined by the Authority that a Director or Officer is entitled to indemnification as to some claims, issues or matters, but not as to other claims, issues or matters, involved in the subject Proceeding, the Corporation shall be required to pay (as set forth above) only the amount of such requested Liabilities as the Authority shall deem appropriate in light of all of the circumstances of such Proceeding.
     (e) The determination by the Authority that indemnification is required hereunder shall be binding upon the Corporation regardless of any prior determination that the Director or Officer engaged in a Breach of Duty.
     (f) All Expenses incurred in the determination process under this Section 8.04 by either the Corporation or the Director or Officer, including, without limitation, all Expenses of the selected Authority, shall be paid by the Corporation.
8.05. Mandatory Allowance of Expenses.
     (a) ~~8.06 Advance of Expenses. Within ten (10)~~The Corporation shall pay or reimburse from time to time or at any time, within 10 days after the receipt of ~~a written request by a director or officer who is a party to a proceeding, the corporation shall pay or reimburse his or her reasonable expenses as incurred if the director or officer provides the corporation with all of~~the Director’s or Officer’s written request therefor, the reasonable Expenses of the Director or Officer as such Expenses are incurred; provided, the following conditions are satisfied:
     (i) ~~(a) A written affirmation of~~The Director or Officer furnishes to the Corporation an executed written certificate affirming his or her good faith belief that he or she has not ~~breached or failed to perform his or her duties to the corporation.~~engaged in misconduct which constitutes a Breach of Duty; and
     ~~(b) A written undertaking, executed personally or on his or her behalf, to repay the allowance to the extent that it is ultimately determined under Section 8.05 that indemnification under Section 8.02 is not required and that indemnification is not ordered by a court under Section 8.08(b)(2). The undertaking under this subsection shall be an unlimited general obligation of the director or officer and may be accepted without reference to his or her ability to repay the allowance. The undertaking may be secured or unsecured.~~

     ~~8.07 Nonexclusivity.~~
     ~~(a) Except as provided in (b), Sections 8.01, 8.02 and 8.06 do not preclude any additional right to indemnification or allowance of expenses that a director or officer may have under any of the following:~~
     ~~(1) The Articles of Incorporation.~~
     ~~(2) A written agreement between the director or officer and the corporation.~~
     ~~(3) A resolution of the Board of Directors.~~
     ~~(4) A resolution, after notice, adopted by a majority vote of all of the corporation’s voting shares then issued and outstanding.~~
     (ii) The Director or Officer furnishes to the Corporation an unsecured executed written agreement to repay any advances made under this Section 8.05 if it is ultimately determined by an Authority that he or she is not entitled to be indemnified by the Corporation for such Expenses pursuant to Section 8.04.
     (b) ~~Regardless of the existence of an additional right under (a), the corporation shall not indemnify a director or officer, or permit a director or officer to retain any allowance of expenses unless it is determined by or on behalf of the corporation that the director or officer did not breach or fail to perform a duty he or she owes to the corporation which constitutes conduct under Section 8.02(a)(1), (2), (3) or (4). A director or officer who is a party to the same or related proceeding for which indemnification or an allowance of expenses is sought may not participate in a determination under this subsection.~~If the Director or Officer must repay any previously advanced Expenses pursuant to this Section 8.05, such Director or Officer shall not be required to pay interest on such amounts.
     ~~(c) Sections 8.01 to 8.14 do not affect the corporation’s power to pay or reimburse expenses incurred by a director or officer in any of the following circumstances.~~
     ~~(1) As a witness in a proceeding to which he or she is not a party.~~
     ~~(2) As a plaintiff or petitioner in a proceeding because he or she is or was an employee, agent, director or officer of the corporation.~~

     ~~8.08 Court-Ordered Indemnification.~~
     8.06. Indemnification and Allowance of Expenses of Certain Others.
     (a) ~~Except as provided otherwise by written agreement between the director or officer and the corporation, a director or officer who is a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. Application shall be made for an initial determination by the court under Section 8.05(a)(5) or for review by the court of an adverse determination under Section 8.05(a) (1), (2), (3), (4) or (6). After receipt of an application, the court shall give any notice it considers necessary.~~The Board may, in its sole and absolute discretion as it deems appropriate, pursuant to a majority vote thereof, indemnify a director or officer of an Affiliate (who is not otherwise serving as a Director or Officer) against all Liabilities, and shall advance the reasonable Expenses, incurred by such director or officer in a Proceeding to the same extent hereunder as if such director or officer incurred such Liabilities because he or she was a Director or Officer, if such director or officer is a Party thereto because he or she is or was a director or officer of the Affiliate.
     (b) ~~The court shall order indemnification if it determines any of the following:~~The Corporation shall indemnify an employee who is not a Director or Officer, to the extent that he or she has been successful on the merits or otherwise in defense of a Proceeding, for all reasonable Expenses incurred in the Proceeding if the employee was a Party because he or she was an employee of the Corporation.
     ~~(1) That the director or officer is entitled to indemnification under Sections 8.01 or 8.02.~~
     ~~(2) That the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, regardless of whether indemnification is required under Section 8.02.~~
     (c) ~~If the court determines under (b) that the director or officer is entitled to indemnification, the corporation shall pay the director’s or officer’s expenses incurred to obtain the court-ordered indemnification.~~The Board may, in its sole and absolute discretion as it deems appropriate, pursuant to a majority vote thereof, indemnify (to the extent not otherwise provided in Section 8.06(b) hereof) against Liabilities incurred by, and/or provide for the allowance of reasonable Expenses of, an employee or authorized agent of the Corporation acting within the scope of his or her duties as such and who is not otherwise a Director or Officer.
     ~~8.09 Indemnification and Allowance of Expenses of Employees and Agents. The corporation shall indemnify an employee of the corporation who is not a director or officer of the corporation, to the extent that he or she has been successful on the merits or otherwise in defense of a proceeding, for all expenses incurred in the proceeding if the employee was a party~~

~~because he or she was an employee of the corporation. In addition, the corporation may indemnify and allow reasonable expenses of an employee or agent who is not a director or officer of the corporation to the extent provided by the Articles of Incorporation or these Bylaws, by general or specific action of the Board of Directors or by contract.~~
      8.07. ~~8.10~~  Insurance. The ~~corporation~~Corporation may purchase and maintain insurance on behalf of ~~an~~a Director or Officer or any individual who is or was an employee~~,~~ or authorized agent~~, director or officer~~ of the ~~corporation~~Corporation against ~~liability~~any Liability asserted against or incurred by ~~the~~such individual in his or her capacity as ~~an employee, agent, director or officer~~such or arising from his or her status as such, regardless of whether the ~~corporation~~Corporation is required or ~~authorized~~permitted to indemnify ~~or allow expenses to the individual against the same liability under Sections 8.01, 8.02, 8.06, 8.07 and 8.09.~~against any such Liability under this Article VIII.
     ~~8.11 Securities Law Claims.~~
     ~~(a) Pursuant to the public policy of the State of Wisconsin, the corporation shall provide indemnification and allowance of expenses and may insure for any liability incurred in connection with a proceeding involving securities regulation described under (b) to the extent required or permitted under Sections 8.01 to 8.10.~~
     ~~(b) Sections 8.01 to 8.10 apply, to the extent applicable to any other proceeding, to any proceeding involving a federal or state statute, rule or regulation regulating the offer, sale or purchase of securities, securities brokers or dealers, or investment companies or investment advisers.~~
     ~~8.12 Liberal Construction. In order for the corporation to obtain and retain qualified directors, officers and employees, the foregoing provisions shall be liberally administered in order to afford maximum indemnification of directors, officers and, where Section 8.09 of these Bylaws applies, employees. The indemnification above provided for shall be granted in all applicable cases unless to do so would clearly contravene law, controlling precedent or public policy.~~
     ~~8.13 Definitions Applicable to this Article. For purposes of this Article:~~
     ~~(a) “Affiliate” shall include, without limitation, any corporation, partnership, joint venture, employee benefit plan, trust or other enterprise that directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the corporation.~~
     ~~(b) “Corporation” means this corporation and any domestic or foreign predecessor of this corporation where the predecessor corporation’s existence ceased upon the consummation of a merger or other transaction.~~
     ~~(c) “Director or officer” means any of the following:~~

     ~~(1) An individual who is or was a director or officer of this corporation.~~
     ~~(2) An individual who, while a director or officer of this corporation, is or was serving at the corporation’s request as a director, officer, partner, trustee, member of any governing or decision-making committee, employee or agent of another corporation or foreign corporation, partnership, joint venture, trust or other enterprise.~~
     ~~(3) An individual who, while a director or officer of this corporation, is or was serving an employee benefit plan because his or her duties to the corporation also impose duties on, or otherwise involve services by, the person to the plan or to participants in or beneficiaries of the plan.~~
     ~~(4) Unless the context requires otherwise, the estate or personal representative of a director or officer.~~
~~For purposes of this Article, it shall be conclusively presumed that any director or officer serving as a director, officer, partner, trustee, member of any governing or decision-making committee, employee or agent of an affiliate shall be so serving at the request of the corporation.~~
     ~~(d) “Expenses” include fees, costs, charges, disbursements, attorney fees and other expenses incurred in connection with a proceeding.~~
     ~~(e) “Liability” includes the obligation to pay a judgment, settlement, penalty, assessment, forfeiture or fine, including an excise tax assessed with respect to an employee benefit plan, and reasonable expenses.~~
     ~~(f) “Party” includes an individual who was or is, or who is threatened to be made, a named defendant or respondent in a proceeding.~~
     ~~(g) “Proceeding” means any threatened, pending or completed civil, criminal, administrative or investigative action, suit, arbitration or other proceeding, whether formal or informal, which involves foreign, federal, state or local law and which is brought by or in the right of the corporation or by any other person.~~
          ~~ARTICLE IX. SEAL~~
     ~~The Board of Directors may provide a corporate seal which may be circular in form and have inscribed thereon the name of the corporation and the state of incorporation and the words “Corporate Seal.”~~

     8.08. Notice to the Corporation. A Director, Officer or employee shall promptly notify the Corporation in writing when he or she has actual knowledge of a Proceeding which may result in a claim of indemnification against Liabilities or allowance of Expenses hereunder, but the failure to do so shall not relieve the Corporation of any liability to the Director, Officer or employee hereunder unless the Corporation shall have been irreparably prejudiced by such failure (as determined, in the case of Directors or Officers only, by an Authority selected pursuant to Section 8.04(a)).
     8.09. Severability. If any provision of this Article VIII shall be deemed invalid or inoperative, or if a court of competent jurisdiction determines that any of the provisions of this Article VIII contravene public policy, this Article VIII shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such provisions which are invalid or inoperative or which contravene public policy shall be deemed, without further action or deed by or on behalf of the Corporation, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable; it being understood that it is the Corporation’s intention to provide the Directors and Officers with the broadest possible protection against personal liability allowable under the Statute.
     8.10. Non-exclusivity of Article VIII. The rights of a Director, Officer or employee (or any other person) granted under this Article VIII shall not be deemed exclusive of any other rights to indemnification against Liabilities or advancement of Expenses which the Director, Officer or employee (or such other person) may be entitled to under any written agreement, Board resolution, vote of shareholders of the Corporation or otherwise, including, without limitation, under the Statute. Nothing contained in this Article VIII shall be deemed to limit the Corporation’s obligations to indemnify against Liabilities or advance Expenses to a Director, Officer or employee under the Statute.
     8.11. Contractual Nature of Article VIII; Repeal or Limitation of Rights. This Article VIII shall be deemed to be a contract between the Corporation and each Director, Officer and employee of the Corporation and any repeal or other limitation of this Article VIII or any repeal or limitation of the Statute or any other applicable law shall not limit any rights of indemnification against Liabilities or allowance of Expenses then existing or arising out of events, acts or omissions occurring prior to such repeal or limitation, including, without limitation, the right to indemnification against Liabilities or allowance of Expenses for Proceedings commenced after such repeal or limitation to enforce this Article VIII with regard to acts, omissions or events arising prior to such repeal or limitation. If the Statute is amended to permit or require the Corporation to provide broader indemnification rights than this Article VIII permits or requires, then this Article VIII shall be automatically amended and deemed to incorporate such broader indemnification rights.
ARTICLE IX~~ARTICLE X.~~ . AMENDMENTS
     9.01. ~~10.01~~ By Shareholders. These ~~Bylaws~~bylaws may be altered, amended or repealed and new ~~Bylaws~~bylaws may be adopted by the shareholders ~~by the vote provided in Section 2.07 of these Bylaws or as specifically provided below. If authorized by the Articles of~~

~~Incorporation, the shareholders may adopt or amend a Bylaw that fixes a greater or lower quorum requirement or a greater voting requirement for shareholders or voting groups of shareholders than otherwise is provided in the Wisconsin Business Corporation Law. The adoption or amendment of a Bylaw that adds, changes or deletes a greater or lower quorum requirement or a greater voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect~~at any Annual Meeting or Special Meeting at which a quorum is in attendance.
     ~~10.02 By Directors. Except as the Articles of Incorporation may otherwise provide, these Bylaws may also be amended or repealed and new Bylaws may be adopted by the Board of Directors by the vote provided in Section 3.08, but (a) no Bylaw adopted by the shareholders shall be amended, repealed or readopted by the Board of Directors if the Bylaw so adopted so provides and (b) a Bylaw adopted or amended by the shareholders that fixes a greater or lower quorum requirement or a greater voting requirement for the Board of Directors than otherwise is provided in the Wisconsin Business Corporation Law may not be amended or repealed by the Board of Directors unless the Bylaw expressly provides that it may be amended or repealed by a specified vote of the Board of Directors. Action by the Board of Directors to adopt or amend a Bylaw that changes the quorum or voting requirement for the Board of Directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect, unless a different voting requirement is specified as provided by the preceding sentence. A Bylaw that fixes a greater or lower quorum requirement or a greater voting requirement for shareholders or voting groups of shareholders than otherwise is provided in the Wisconsin Business Corporation Law may not be adopted, amended or repealed by the Board of Directors.~~
     9.02. By Directors. These bylaws may also be altered, amended or repealed and new bylaws may be adopted by the Board of Directors by affirmative vote of a majority of the number of directors present at any meeting at which a quorum is in attendance; provided, however, that the shareholders in adopting, amending or repealing a particular by-law may provide therein that the Board of Directors may not amend, repeal or readopt that by-law.
     9.03. ~~10.03~~  Implied Amendments. Any action taken or authorized by the shareholders or by the Board of Directors, which would be inconsistent with the ~~Bylaws~~bylaws then in effect but is taken or authorized by ~~a vote that would be sufficient~~affirmative vote of not less than the number of shares or the number of directors required to amend the ~~Bylaws~~bylaws so that the ~~Bylaws~~bylaws would be consistent with such action, shall be given the same effect as though the ~~Bylaws~~bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.
ARTICLE X. INTERPRETATION
     10.01. Interpretation. Unless the context requires otherwise, all words used in these bylaws in the singular number extend to and include the plural, all words in the plural number extend to and include the singular, and all words in any gender extend to and include all genders.